Third Quarter 2020 Earnings Presentation November 18, 2020

Safe Harbor This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share and the effects of the COVID- 19 outbreak, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that this presentation contains certain non-GAAP financial measures, such as Adjusted EBITDA. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed measures with the most comparable GAAP measures. CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS: The U.S. Federal Controlled Substances Act classifies “marijuana” as a Schedule I controlled substance. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult-use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Prospective investors should carefully consider the risk factors before investing directly or indirectly in the Company and purchasing the securities described herein. 1

BTTR Investment Highlights

BTTR Well Positioned in High Growth Channels

- Approximately 56% of BTTR 3Q20 net sales are concentrated in E-Commerce and Direct-to-Consumer. Both of these channels are projected to grow at 20%+ annually
- Primary SKUs are canine and feline food, treats and supplements in the premium and ultra-premium category

Strong and Growing International Presence

- International sales account for ~27% of BTTR 3Q20 net sales
- Q3 net sales of ~$3.0mm = ~$12.0mm annualized
- China is expected to be BTTR's highest growth market. Annual revenue run-rate ~$7mm post direct imports commencing in June

M&A and IPOs Continues to be Active in Pet

- Solid Gold (direct competitor) acquired for ~$163mm
- Carlyle "re-acquires" Manna Pro from Morgan Stanley
- PetCo files to go public (owned by CVC and Canada Pension Plan)
- Two contract manufacturers (BrightPet, CJ Foods) completed M&A processes

Public Market Scarcity

- FreshPet (FRPT) is the only publicly traded competitor to BTTR
- FRPT trades at >20x 2019A revenue vs BTTR at ~2.5x

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betterchoice COMPANY

Business Profile & Key Growth Areas ▪ 32% of net sales in 3Q20 E-Commerce ▪ Primary customers are Amazon and Chewy ▪ Covid-19 has accelerated the shift to online pet purchasing ▪ 27% of net sales 3Q20, primarily in Asia-Pacific International ▪ China the primary growth driver, expected to be 30%+ annually ▪ 24% of net sales in 3Q20 Direct to Consumer ▪ High growth, first mover opportunity ▪ Millennial demographic is an important focus area for DTC growth ▪ Food-Drug-Mass (“FDM”) Other Growth Areas ▪ Other International: Europe, Latin America ▪ Specialized Products: Vegan, etc. $s in mm YTD20 Net Sales 3Q20 Net Sales $ % $ % E-Commerce (Amazon, Chewy) $11.0 33% $3.5 32% Direct to Consumer (TruDog) $8.1 24% $2.7 24% International (Asia, China) $7.4 22% $3.0 27% Pet Specialty $6.2 19% $1.9 17% Food-Drug-Mass, Other $0.6 2% $0.0 0% Total $33.3 100% $11.1 100% 3

Public Market Scarcity – Equity Value Creation (000’s) (OTCQB: BTTR) (000’s) (NASDAQ: FRPT) E-Commerce, Direct-to-Consumer, Pet Key Channels Grocery & Mass Specialty, International, Grocery & Mass Product Attributes Premium Natural Whole Meat Super Premium Refrigerated Halo: Canned & Kibble Products Natural Whole Meat TruPet: Freeze Dried and Dehydrated Manufacturing & Co-Packaged: Industry Leading Sourcing In-House Manufacturing Supply Chain of High Quality Proteins Dog / Cat Split Halo: 50% Dog, 50% Cat 96% Dog, 4% Cat TruPet: 100% Dog Source: Company Management, Public Company Filings BTTR trades at a significant discount to FRPT. This presents a significant opportunity for shareholder value creation as the discount narrows 4

Brand Overview 5

Two Brands, One Company: Halo & TruDog

HALO | TRUDOG®

Halo Overview

- Halo is a 30-year-old, premium, natural pet food brand based in Tampa, FL that is uniquely differentiated from its competitors
  - Uses natural whole meat and no rendered meat meal
  - Highly digestible due to use of real whole protein
- History of top line growth driven by continued premiumization of the pet food industry
- Flexible and scalable outsourced manufacturing model with capacity to grow or insource
- E-Commerce and International are Halo's largest and fastest growing channel

TruPet Overview

- TruPet is a 7-year old brand based in Tampa, FL that produces and markets raw freeze-dried and dehydrated food, treats, and supplements for dogs and cats
- Well positioned as industry shifts toward products that create longer, better, lives for pets and helping pet owners understand the benefits of feeding a species an appropriate diet. Brands include:
  - TruDog – DTC Pet Wellness Products
  - Rawgo! – DTC Dehydrated Dog Food
  - Orapup and TruDog Dental – DTC Oral Care Products
  - TruCat – DTC Cat Wellness Products

Diverse Product Portfolio



Key Customers

amazon.com, petco, chewy, PETSMART, Stop&Shop, Walmart.com, Wegmans, Big Y

E-Commerce & Direct to Consumer Expertise

TRUDOG®, amazon, chewy

Customer Acquisition Channels

Social Networks | *Google* | *YouTube* | *Email* | *Direct Mail* | *Radio*

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betterchoice COMPANY

Differentiated Product Offering

Halo and TruDog produce unique products using ingredients that are better for pets


NO
Meals!
Real
WHOLE
Chicken
HALO
HOLISTIC CHICKEN &
CHICKEN LIVER RECIPE


TRUDOG
FEED ME


BLUE
Life Protection Formula
ADULT


Merrick


ULTRA PREMIUM FORMULA
Natural Balance
ORIGINAL
ULTRA


WELLNESS
Complete Health
Adult

	Halo® Holistic Chicken and Chicken Liver Recipe for Adult Dogs	TruDog Feed Me Turkey Grain-Free Freeze-Dried Raw Dog Food	Blue™ Life Protection Formula® Adult Chicken & Brown Rice Recipe Dry Dog Food	Merrick® Classic Real Chicken + Green Peas Recipe with Ancient Grains Adult Dry Dog Food	Natural Balance® Original Ultra® Whole Body Health® Chicken, Chicken Meal, Duck Meal Dry Dog Formula	Wellness® Complete Health® Adult Deboned Chicken & Oatmeal Recipe Dry Dog Food
Top 5 Ingredients	(WHOLE) Chicken	Ground Turkey	Deboned Chicken	Deboned Chicken	Chicken	Deboned Chicken
	(WHOLE) Chicken Liver	Turkey Heart	Chicken Meal	Chicken Meal	Chicken Meal	Chicken Meal
	Dried Egg Product	Turkey Liver	Brown Rice	Peas	Peas	Oatmeal
	Oatmeal	Herring Oil	Barley	Turkey Meal	Potatoes	Ground Barley
	Pearled Barley		Oatmeal	Brown Rice	Chicken Fat	Peas

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betterchoice COMPANY

International Growth Strategy

Better Choice has experienced a significant growth in international sales, with a current focus on key Asian markets such as China, Korea and Japan

- Growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products, with China representing the largest market opportunity for growth
- 3Q20 net sales in Asia were ~$3.0M, a ~27% increase over 2Q20 and a ~47% increase over 1Q20
- Better Choice has experienced successful traction and accelerating sales growth in Japan, South Korea, Taiwan, Philippines, China and Australia, and in June 2020 received Product Import Registrations from the Ministry of Agriculture and Rural Affairs of China to ship branded product directly into mainland China
- Chinese shoppers are set to spend $7 billion on their pets by 2022, according to Reuters. Based on data from Euromonitor, dog and cat food sales in China were $2.2 billion in 2018 and are expected to reach $6.1 billion in 2025, a 28.9% CAGR. While the market is still relatively young, it is growing rapidly
- In 2021, Better Choice plans to continue its expansion in Asia and enter other international markets

Net Sales - By Geography *($ 000's)*	**Q1 2020**	**Q2 2020**	**Q3 2020**	**YTD Q3 2020**
China	$255	$1,455	$1,829	$3,539
Korea	$474	$657	$382	$1,513
Japan	$621	$44	$397	$1,062
Taiwan	$697	$209	$355	$1,261
Other	$0	$0	$37	$37
Total International Net Sales	**$2,047**	**$2,366**	**$2,999**	**$7,413**

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betterchoice COMPANY

Actionable Near-Term Growth Opportunities ▪ Fastest growing channel in pet food, especially due to Covid-19 E-Commerce ▪ Prioritizing with Amazon and Chewy ▪ Recent advertising using Amazon Media Group has cross-channel impact ▪ Large and growing natural pet market in Asia and other markets ▪ Successful traction and accelerating sales growth in Japan, South Korea, Taiwan, Philippines, International China and Australia ▪ Growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products ▪ Strong reception to launch of Garden of Vegan® dog food Vegan ▪ Second Product (Ocean of Vegan®) launched recently Products ▪ Great for families with vegan lifestyles as well as protein sensitivities ▪ Awarded #1 Brand in the Vegan Dog Category by VegNews Food, Drug & ▪ In addition to recent innovation (including Vegan line), plan to launch differentiated product Mass: New for Food, Drug, Mass Accounts Product Innovation ▪ Initial conversations with retailers already underway 9

Financials 10

BTTR Financial Highlights Strong Growth in ▪ E-Commerce net sales of ~$11mm YTD20 Accelerating Channels ▪ Int’l net sales of ~$7.4mm YTD20 Inflected to near- breakeven Pro Forma ▪ 3Q20 Pro Forma Adjusted EBITDA of ($0.3mm) Adjusted EBITDA Strong Insider ▪ Recent $21.7mm equity raise included more than Support from $11mm of commitments from Insiders Recent Equity Raise ▪ BTTR intends to uplist to either the Nasdaq or NYSE in ~mid-2021 post filing its 2020 10-K. BTTR expects this 2021 “Uplist” Planned to be a material catalyst for the company from a capital market perspective 11

Non-GAAP Measures Non-GAAP Measures Better Choice Company defines Adjusted EBITDA and Pro Forma Adjusted EBITDA as EBITDA further adjusted to eliminate the impact of certain items that we do not consider indicative of our core operations. Adjusted EBITDA is determined by adding the following items to net and comprehensive loss: depreciation and amortization, interest expense, share-based compensation, warrant expense and dividends, change in fair value of warrant derivative liability, loss on extinguishment of debt, loss on acquisitions, acquisition related expenses, purchase accounting adjustments, equity and debt offering expenses and COVID-19 expenses. Pro Forma Adjusted EBITDA is determined by adding annualized cost savings related to certain operational cost improvements to Adjusted EBITDA. We define Adjusted Loss from operations as Loss from operations as defined by GAAP adjusted for the same non-cash and non-recurring items added to net and comprehensive loss to determine Adjusted EBITDA and Pro Forma Adjusted EBITDA. The Company presents Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Loss from operations because they are key measures used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. We believe that the disclosure of Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Loss from operations is useful to investors as these non-GAAP measures form the basis of how our management team reviews and considers our operating results. By disclosing these non-GAAP measures, we believe that we create for investors a greater understanding of and an enhanced level of transparency into the means by which our management team operates our company. We also believe these measures can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items that do not directly affect our ongoing operating performance or cash flows. Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Loss from operations do not represent cash flows from operations as defined by GAAP. Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Loss from operations have limitations as a financial measure and you should not consider any of these measures in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Because of these limitations, you should consider Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Loss from operations alongside other financial performance measures, including various cash flow metrics, net loss, gross margin, and our other GAAP results. The following table presents a reconciliation of net and comprehensive loss, the closest GAAP financial measure, to EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA for each of the periods indicated. Source: Public Company Filings 12

Adjusted EBITDA Reconciliation

Better Choice Company Inc.
Reconciliation of Net Loss to EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA

($ in 000's)	Nine Months Ended September 30, 2020	Three Months Ended September 30, 2020	Three Months Ended June 30, 2020	Three Months Ended March 31, 2020
Net and comprehensive loss	$ (29,654)	$ (1,728)	$ (18,438)	$ (9,488)
Depreciation and amortization	1,298	432	409	457
Interest expense, net	7,268	2,537	2,430	2,301
EBITDA	(21,088)	1,241	(15,599)	(6,730)
Non-cash share-based compensation, warrant expense and dividends[(a)]	17,135	1,578	10,445	5,112
Non-cash change in fair value of warrant derivative liability	(2,118)	(4,213)	3,474	(1,379)
Loss on extinguishment of debt	88	88	-	-
Acquisition related expenses/(income)[(b)]	1,236	(57)	616	677
Non-cash effect of purchase accounting on cost of goods sold[(c)]	894	-	-	894
Offering relating expenses[(d)]	987	338	334	315
Non-recurring expenses[(e)]	1,719	658	79	982
COVID-19 expenses[(f)]	30	5	25	-
Adjusted EBITDA	$ (1,117)	$ (362)	$ (627)	$ (129)
Cost savings[(g)]	274	48	111	115
Pro Forma Adjusted EBITDA	$ (843)	$ (313)	$ (516)	$ (14)

(a) Reflects non-cash expenses related to equity compensation awards, dividends and stock purchase warrants associated with a contract that was subsequently terminated. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher.
(b) Reflects costs incurred related to acquistition and integration activities that will not recur and operating expenses that will not recur due to acquisition related synergies.
(c) Reflects non-cash expense recognized in cost of goods sold related to the step-up of inventory required under the accounting rules for business combinations.
(d) Reflects administrative costs associated with the registration of previously issued common shares and other debt and equity financing transactions.
(e) Reflects contract termination costs and the write off of a prepaid asset related to the termination of a contract entered into during 2019, including $0.8 million and $0.4 million of non-cash expenses, respectively, for the nine month period and other non-recurring costs.
(f) Reflects cleaning, sanitizing, protective equipment and hazard compensation related to COVID-19.
(g) Represents an adjustment to reflect the annualized cost savings from certain operational cost improvements related to warehouse operations that have been outsourced to a third party logistics facility in October 2020 as if implemented as of January 1, 2020.

Source: Public Company Filings

13

betterchoice COMPANY

3Q20 Income Statement -> Adjusted EBITDA Reconciliation The following tables present a reconciliation of Loss from operations, the closest GAAP financial measure, to Adjusted Loss from operations for each of the periods indicated. Better Choice Company Inc. Reconciliation of Loss from Operations to Adjusted Loss from Operations Adjusting for Non-Cash and Non-Recurring Charges,(Unaudited) Q320 Pro Forma Adjusted EBITDA was ($313k) (dollars in thousands) ($ in 000’s) Three Months Ended September 30, 2020 Non-Cash Non-Recurring Adjusted Net sales $ 11,135 $ 11,135 Cost of goods sold 6,681 6,681 Gross profit 4,454 - - 4,454 Operating expenses: General and administrative 3,648 (516) A (434) D 2,699 Share-based compensation 1,543 (1,543) B - Sales and marketing 2,396 (425) C 1,971 Customer service and warehousing 148 (51) E 97 Total operating expenses 7,735 (2,484) (485) 4,767 Loss from operations (3,281) 2,484 485 (313) Non-Cash and Non-Recurring Adjustments: A Reflects non-cash depreciation and amortization and bad debt expense. B Reflects non-cash expenses related to equity compensation awards and stock purchase warrants. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher. C Reflects non-cash write off of prepaid asset related to a contract entered into during the prior year and terminated in 2020. D See below: $338 Reflects legal and advisory costs associated with the registration of previously issued common shares and other debt and equity financing transactions. Reflects costs incurred related to acquistition and integration activities that will not recur and operating expenses that will not recur due to acquisition related ($57) synergies. $153 Other non-recurring costs $434 E Represents the annualized cost savings from certain operational cost improvements related to warehouse operations that have been outsourced to a third party logistics facility in October 2020. Source: Public Company Filings 14

YTD20 Income Statement -> Adjusted EBITDA Reconciliation

Adjusting for Non-Cash and Non-Recurring Charges, YTD20 Pro Forma Adjusted EBITDA was ($843k)

($ in 000's)	Nine Months Ended September 30, 2020	Non-Cash	Non-Recurring	Adjusted
Net sales	$ 33,302			$ 33,302
Cost of goods sold	20,567	(894) A		19,673
Gross profit	12,735	894	-	13,629
Operating expenses:				
General and administrative	23,298	(12,412) B	(2,491) E	8,395
Share-based compensation	7,047	(7,047) C		-
Sales and marketing	6,203	(425) D		5,778
Customer service and warehousing	500		(201) F	299
Total operating expenses	37,048	(19,884)	(2,692)	14,472
Loss from operations	(24,313)	20,778	2,692	(843)

Non-Cash and Non-Recurring Adjustments:

A Reflects non-cash expense recognized in cost of goods sold related to the step-up of inventory required under the accounting rules for business combinations.

B Reflects non-cash contract termination costs ($11.0m), depreciation and amortization ($1.3m) and non-cash bad debt expense ($0.1m).

C Reflects non-cash expenses related to equity compensation awards and stock purchase warrants. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher.

D Reflects non-cash write off of prepaid asset related to a contract entered into during the prior year and terminated in 2020.

E See below:

$987	Reflects legal and advisory costs associated with the registration of previously issued common shares and other debt and equity financing transactions.
$1,236	Reflects costs incurred related to acquistition and integration activities that will not recur and operating expenses that will not recur due to acquisition related synergies.
$73	Reflects non-recurring costs related to a warehouse that has been outsourced to a third party logistics facility.
$195	Other non-recurring costs.
$2,491	

F Represents the annualized cost savings from certain operational cost improvements related to warehouse operations that have been outsourced to a third party logistics facility in October 2020.

Source: Public Company Filings

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betterchoice COMPANY